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                                                                      EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our reports dated September 22, 1998, included in this Form 11-K, into the Plan's previously filed Registration Statement File No. 33-80657.


ARTHUR ANDERSEN LLP

Jacksonville, Florida
September 29, 1998